SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2012

EXPLORTEX ENERGY, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52152	98-0489027
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

22503 Katy Freeway
Katy, Texas 77494
 (Address of Principal Executive Offices)

 (281) 994 4267
 (ISSUER TELEPHONE NUMBER)

6586 Hypoluxo Road #150
Lake Worth, FL 33467
(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 29, 2012, Explortex Energy Inc. entered into two purchase agreements made by and among Explortex Energy, Inc. a Nevada corporation (“Purchaser”), with a business address at 22503 Katy Freeway, Katy, Texas, and Point Capital Barnett Shale Investors, G.P. and Point Capital Barnett Shale Investors II, L.P. to acquire the working interests in thirty three (33) Barnett Shale oil and gas wells. Point Capital Barnett Shale Investors, G.P. sold their  interest in fourteen Denton County, TX, wells and Point Capital Barnett Shale Investors II, LP sold Explortex their interest in nineteen additional wells located in Denton, Cooke and Wise Counties, TX. In consideration of the sale, Explortex shall pay $1,318,750.00 Preferred A Shares, with each share having a designated value of $1,000. The closing date is set for March 30, 2012.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 25, 2011 Explortex Energy Inc. filed on Form 8K, an Asset Purchase Agreement, dated August 24, 2011, with the Securities and Exchange Commission. The agreement was between Explortex Energy Inc. (“Company”) as Purchaser and Ameroil Energy, Inc. and Blackriver Petroleum LLC as Sellers, for the purchase of an asset known as the “Greenwood Waskom” field in Caddo Parish, Louisiana. The Company is advising that specific closing conditions as identified in Section 1 were not met by the sellers at the end of Q4 2011, including the provision to the Company of a clear title of the Greenwood Waskom property. The company will not be pursuing an extension of the Asset Purchase Agreement with Ameroil Energy, Inc. and Blackriver Petroleum LLC.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(c)  Exhibits

2.1 Purchase Agreement made by and among Explortex Energy, Inc. Point Capital Barnett Shale Investors, G.P.

2.2 Purchase Agreement made by and among Explortex Energy, Inc. and Point Capital Barnett Shale Investors II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORTEX ENERGY, INC.

By: /s/ Kenneth E. Martin
Kenneth E. Martin
Chief Executive Officer Chief Financial Officer

Dated: March 7, 2012